3D SYSTEMS

First Quarter 2017 Conference Call & Webcast

May 3, 2017



Welcome and Participants

- **Vyomesh Joshi**
  - President & Chief Executive Officer
- **John McMullen**
  - Executive Vice President & Chief Financial Officer
- **Andy Johnson**
  - Executive Vice President & Chief Legal Officer
- **Stacey Witten**
  - Vice President, Investor Relations

To participate via phone, please dial:

US: 1-800-407-8291

Outside the US: 1-201-689-8345

Forward Looking Statements

This presentation contains certain statements that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as "believes," "beliefs," "may," "will," "should," expects," "intends," "plans," "anticipates," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below.

Forward-looking statements are based upon management's beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise.

Further, we encourage you to review "Risk Factors" in Part 1 of our Annual Report on Form 10-K and Part II of our quarterly reports on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov.

3D SYSTEMS

Vyomesh Joshi (VJ)

President & Chief Executive Officer

Overview and Highlights

- Driving shift from prototyping to production with solutions that deliver improved productivity, repeatability, durability and total cost of operations
- Continued strength in healthcare, production printers and materials
- Clear progress in quality, reliability, supply chain and overall cost structure
- Positive feedback received from customers and industry on our breakthrough Figure 4 technology platform and our expansion in the healthcare market



WAVE 1
Rapid Prototyping
WAVE 2
Indirect Manufacturing
WAVE 3
Custom Manufacturing
WAVE 4
Complex Manufacturing
WAVE 5
3D Production

Financial Highlights

In the first quarter of 2017:

- Revenue increased 3%, or 4% at constant currency
- Expanded GPM to 51.3%
- Lower SG&A expenses by balancing investments with cost savings initiatives
- Increased focused R&D, including investments in Figure 4, materials and software
- Non-GAAP EPS increased 20% and GAAP EPS improved 44%
- Cash flow from operations of $19 million
- Reiterate previously provided 2017 full year guidance


GROWTH
PROCESS
OPERATIONAL EXCELLENCE
CAPITAL

3D SYSTEMS

John McMullen

Executive Vice President & Chief Financial Officer

Operating Results

GAAP

($ in millions, except per share)	First Quarter 2017	2016	Y/Y Favorable (Unfavorable)
Revenue	**$ 156.4**	**$ 152.6**	3%
Gross Profit	**$ 80.2**	**$ 77.5**	3%
Gross Profit Margin	*51.3%*	*50.8%*	50 bps
Operating Expenses	**$ 89.3**	**$ 94.3**	5%
% of Revenue	*57.1%*	*61.8%*	
Operating Income (Loss)	**($9.1)**	**($16.8)**	46%
% of Revenue	*(5.8%)*	*(11.0%)*	
Net Income (Loss)	**($10.0)**	**($17.8)**	44%
% of Revenue	*(6.4%)*	*(11.7%)*	
Income (Loss) Per Share	**($0.09)**	**($0.16)**	44%

Operating Results

Non-GAAP

($ in millions, except per share)	First Quarter 2017	First Quarter 2016	Y/Y Favorable (Unfavorable)
Revenue	**$ 156.4**	**$ 152.6**	3%
Gross Profit	**$ 80.3**	**$ 77.6**	3%
Gross Profit Margin	*51.3%*	*50.9%*	40 bps
Operating Expenses	**$ 72.3**	**$ 72.9**	1%
% of Revenue	*46.2%*	*47.8%*	
Operating Income	**$8.0**	**$4.7**	71%
% of Revenue	*5.1%*	*3.1%*	
Net Income	**$7.1**	**$5.2**	37%
% of Revenue	*4.5%*	*3.4%*	
Earnings Per Share	**$0.06**	**$0.05**	20%

We use non-GAAP measures to supplement our financial statements presented on a GAAP basis because management believes non-GAAP financial measures are useful to investors in evaluating our operating performance and to facilitate a better understanding of the impact that strategic acquisitions, non-recurring charges and certain non-cash expenses had on our financial results.

Revenue Drivers

Q1 2017 Compared to Q1 2016:

- Healthcare solutions increased 29%
- Software was flat
- On demand manufacturing decreased 6%
- Printers decreased 4%
- Materials increased 11%

Gross Profit & Margin

- GPM improved to 51.3% in the first quarter of 2017
- Executing plans to reduce costs and improve supply chain and manufacturing efficiency



52.0%
50.0%
48.0%
46.0%
44.0%
42.0%
40.0%
$170.0
$165.0
$160.0
$155.0
$150.0
$145.0
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Revenue
GAAP GPM
NonGAAP GPM
$ in millions

- Charges related to portfolio prioritization negatively impacted Q3 2016 GAAP GPM

Operating Expenses

- Non-GAAP SG&A expenses decreased 6% and GAAP SG&A expenses decreased 10%
- R&D expenses increased 13%, including investment in Figure 4 development
- Balanced investments in go to market and innovation while driving operational excellence



120.0
100.0
80.0
60.0
40.0
20.0
-
$94
$73
$84
$66
$91
$65
$79
$66
$89
$72
GAAP
NonGAAP
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
$ in millions
R&D
SG&A

Cash and Balance Sheet

- Generated $19 million of cash from operations in Q1 2017
- Cash balance of $162 million at March 31, 2017, after paying for the acquisition of Vertex Global
- Driving working capital improvements



$200
$171
$158
$156
$170
$176
$179
$185
$162
($1)
($5)
($11)
($3)
$18
$13
$7
$19
$19
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Cash Balance
Cash Flow from Operations

Reiterate 2017 Guidance

- **Revenue growth between 2% and 8%**
  - In the range of $643 million to $684 million
- **GAAP EPS improvement of 106% to 117%**
  - In the range of $0.02 to $0.06 per share
- **Non-GAAP EPS increase of 10% to 20%**
  - In the range of $0.51 to $0.55 per share
- **Continued positive cash flow from operations**

Vyomesh Joshi (VJ)

President & Chief Executive Officer

Scalable, Modular Figure 4 Platform

	Low Volume Platform 	Mid-Volume Platform 	Automated Production 
Customer Application Examples	Dental Labs	Production line for Start-up	Complex part production line for Industrial Company
Parts Volume	Low	Mid	High
Materials	NextDent	3D Systems broad materials portfolio	3D Systems broad materials portfolio
Material Handling	Hand Pour	Automated materials delivery system	Automated materials delivery system
Print Engine	Figure 4 Module	2 Figure 4 Modules	16+ Figure 4 Modules
Post Processing	Manual or automated	Manual or automated	Fully Automated
Workflow	Cloud based, Automated Dental Workflow	Cloud based MT Connect, Production workflow	Cloud based MT Connect, Enterprise Production Workflow

Disruptive Total Cost of Operations



Illustrative Example – Figure 4 vs. Traditional SLA		
Figure 4 Production Configuration with 16 Print Engines	**Improvement**	
Printers Required	225 x	Fewer
Annual Throughput Per Printer (prints)	225 x	Higher
Facility Floor Space (sq ft)	26 x	Lower
Printer Upkeep Labor	45 x	Lower
Labor Cost	4 x	Lower
Initial Investment	23 x	Lower
TCO - 5 Years, Full Fleet	3.5 x	Lower
Part (1 million units per year)	**Improvement**	
Cost Per Part (in dollars)	71%	Lower
Average Print Time Per Part (in hours)	14.1 x	Faster
Material Waste (in grams)	1.5 x	Lower

-Figures in table are estimates based on the results of 3D Systems tests conducted in a laboratory setting.



- Fewer printers required, better throughput, lower direct labor costs and higher materials utilization contribute to lower total cost of operations
- Cost per Figure 4 produced parts approximately 30% of traditional SLA

Replicate and Scale Across Industries


AEROSPACE & DEFENSE
AUTOMOTIVE
DURABLE GOODS
HEALTHCARE
DENTAL

Teaching & Training



Delivering on Making 3D Production Real

- Focusing on production customer needs – productivity, durability, repeatability and total cost of operations
- Accelerating innovation in precision metals solutions
- Developing solutions that combine hardware, materials and software to accelerate adoption of 3D production, expand the market and drive profitable growth


3D Sprint™
3DXpert™

3D SYSTEMS

Q&A Session

In the USA: 1-877-407-8291

Outside the USA: 1-201-689-8345

3D SYSTEMS

Thank You



Appendix



GAAP to Non-GAAP Reconciliation – Q1

(in thousands, except per share amounts)	Quarter Ended March 31, 2017					Quarter Ended March 31, 2016				
	GAAP	Amortization, Stock-Based Compensation & Other	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP	GAAP	Amortization, Stock-Based Compensation & Other	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP
Revenue	$ 156,431	$ —	$ —	$ —	$ 156,431	$ 152,555	$ —	$ —	$ —	$ 152,555
Cost of sales	76,245	(89)	—	—	76,156	75,042	(84)	—	—	74,958
Gross profit	80,186	89	—	—	80,275	77,513	84	—	—	77,597
Gross profit margin	***51.3%***				***51.3%***	***50.8%***				***50.9%***
Operating expenses:										
Selling, general and administrative	66,405	(15,874)	(1,063)	—	49,468	73,967	(20,401)	(939)	—	52,627
Research and development	22,852	—	—	—	22,852	20,305	—	—	—	20,305
Income (loss) from operations	(9,071)	15,963	1,063	—	7,955	(16,759)	20,485	939	—	4,665
Interest and other expense, net	(201)	—	—	—	(201)	(126)	—	—	—	(126)
Income (loss) before income taxes	(8,870)	15,963	1,063	—	8,156	(16,633)	20,485	939	—	4,791
Benefit for income taxes (a)	1,041	—	—	—	1,041	1,179	(1,452)	(67)	—	(340)
Net income (loss)	(9,911)	15,963	1,063	—	7,115	(17,812)	21,937	1,006	—	5,131
Less: net loss attributable to noncontrolling interests	60	—	—	—	60	(24)	—	—	—	(24)
Net income (loss) attributable to 3D Systems Corporation	$ (9,971)	$ 15,963	$ 1,063	$ —	$ 7,055	$ (17,788)	$ 21,937	$ 1,006	$ —	$ 5,155
Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$ (0.09)				$ 0.06	$ (0.16)				$ 0.05

[a] Tax effect for the quarter ended March 31, 2016 and earlier periods was calculated quarterly, based on the Company's overall tax rate for each quarter. Tax effect for the quarters ended after March 31, 2016 was calculated based on the Company's quarterly U.S. tax rate, which was 0% as a result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses.

GAAP to Non-GAAP Reconciliation – Guidance

(in millions, except per share amounts)	Full Year Ended December 31, 2017 Low	High
Revenue	$ 643	$ 684
GAAP Earnings per Share	$ 0.02	$ 0.06
Estimated adjustments to arrive at non-GAAP EPS:		
Amortization	0.30	0.30
Stock Based Compensation	0.14	0.14
Acquisition, severance and settlements	0.05	0.05
Total Adjustments	$ 0.49	$ 0.49
Non-GAAP Earnings per Share	$ 0.51	$ 0.55

Tax effect for non-GAAP adjustments is based on the company's U.S. tax rate. As a result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses, tax effect is expected to be 0% in 2017.

GAAP to Non-GAAP Reconciliation – Q2 2016

(in thousands, except per share amounts)	Quarter Ended June 30, 2016				
	GAAP	Amortization, Stock-Based Compensation & Other	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP
Revenue	$ 158,111	$ —	$ —	$ —	$ 158,111
Cost of sales	77,700	(80)	—	—	77,620
Gross profit	80,411	80	—	—	80,491
Gross profit margin	***50.9%***				***50.9%***
Operating expenses:					
Selling, general and administrative	63,228	(16,008)	(1,771)	—	45,449
Research and development	20,900	—	—	—	20,900
Total operating expenses	84,128	(16,008)	(1,771)	—	66,349
Income (loss) from operations	(3,717)	16,088	1,771	—	14,142
Interest and other expense, net	(208)	—	—	—	(208)
Income (loss) before income taxes	(3,509)	16,088	1,771	—	14,350
Provision (benefit) for income taxes [a]	1,700	—	—	—	1,700
Net income (loss)	(5,209)	16,088	1,771	—	12,650
Less: net income (loss) attributable to noncontrolling interests	(561)	—	—	—	(561)
Net income (loss) attributable to 3D Systems Corporation	$ (4,648)	$ 16,088	$ 1,771	$ —	$ 13,211
Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$ (0.04)				$ 0.12

[a] Tax effect for the quarter ended March 31, 2016 and earlier periods was calculated quarterly, based on the Company's overall tax rate for each quarter. Tax effect for the quarters ended after March 31, 2016 was calculated based on the Company's quarterly U.S. tax rate, which was 0% as a result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses.

GAAP to Non-GAAP Reconciliation – Q3 2016

(in thousands, except per share amounts)	Quarter Ended September 30, 2016 GAAP	Amortization, Stock-Based Compensation & Other	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP
Revenue	$ 156,362	$ —	$ —	$ —	$ 156,362
Cost of sales	87,425	(83)	—	(10,723)	76,619
Gross profit	68,937	83	—	10,723	79,743
Gross profit margin	***44.1%***				***51.0%***
Operating expenses:					
Selling, general and administrative	64,814	(18,287)	(1,781)	(34)	44,712
Research and development	26,140	—	—	(6,072)	20,068
Total operating expenses	90,954	(18,287)	(1,781)	(6,106)	64,780
Income (loss) from operations	(22,017)	18,370	1,781	16,829	14,963
Interest and other expense, net	1,624	—	—	—	1,624
Income (loss) before income taxes	(23,641)	18,370	1,781	16,829	13,339
Provision (benefit) for income taxes [a]	(2,214)	—	—	—	(2,214)
Net income (loss)	(21,427)	18,370	1,781	16,829	15,553
Less: net income (loss) attributable to noncontrolling interests	(214)	—	—	—	(214)
Net income (loss) attributable to 3D Systems Corporation	$ (21,213)	$ 18,370	$ 1,781	$ 16,829	$ 15,767
Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$ (0.19)				$ 0.14

[a] Tax effect for the quarter ended March 31, 2016 and earlier periods was calculated quarterly, based on the Company's overall tax rate for each quarter. Tax effect for the quarters ended after March 31, 2016 was calculated based on the Company's quarterly U.S. tax rate, which was 0% as a result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses.

Reconciliation of GAAP to Non-GAAP – Q4 2016

(in thousands, except per share amounts)	Quarter Ended December 31, 2016 GAAP	Amortization, Stock-Based Compensation & Other	Legal and Acquisition-Related	Portfolio Restructuring	Non-GAAP
Revenue	$ 165,937	$ —	$ —	$ —	$ 165,937
Cost of sales	83,047	(85)	—	—	82,962
Gross profit	82,890	85	—	—	82,975
Gross profit margin	***50.0%***				***50.0%***
Operating expenses:					
Selling, general and administrative	57,767	(11,394)	(1,249)	—	45,124
Research and development	21,050	—	—	—	21,050
Impairment of goodwill and other intangible assets	—	—	—	—	—
Total operating expenses	78,817	(11,394)	(1,249)	—	66,174
Income (loss) from operations	4,073	11,479	1,249	—	16,801
Interest and other expense, net	102	—	—	—	102
Income (loss) before income taxes	3,971	11,479	1,249	—	16,699
Provision (benefit) for income taxes [a]	(1,212)	1,245	—	—	33
Net income (loss)	5,183	10,234	1,249	—	16,666
Less: net income (loss) attributable to noncontrolling interests	(47)	—	—	—	(47)
Net income (loss) attributable to 3D Systems Corporation	$ 5,230	$ 10,234	$ 1,249	$ —	$ 16,713
Net income (loss) per share available to 3D Systems Corporation common stockholders — basic and diluted	$ 0.05				$ 0.15

[a] Tax effect for the quarter ended March 31, 2016 and earlier periods was calculated quarterly, based on the Company's overall tax rate for each quarter. Tax effect for the quarters ended after March 31, 2016 was calculated based on the Company's quarterly U.S. tax rate, which was 0% as a result of the valuation allowance that was recorded in the fourth quarter of 2015, in connection with GAAP net losses. The amount in the fourth quarter of 2016 also includes $1.2 million related to an adjustment for a prior period.

3D SYSTEMS

Thank You

